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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2005


                                 MM2 GROUP, INC.
             (Exact name of registrant as specified in its charter)


          New Jersey                  333-862580              13-2614100
(State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)             File Number)        Identification No.)


               750 Route 34, Matawan, New Jersey                   07747
           (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (732) 441-7700


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

            On December 5, 2005, the Company issued a press release announcing that it would acquire Epic Nutrition, LLC, a Florida-based manufacturer and distributor of the dietary supplement 5-Tetratm, the world's first muscle intensifier. The transaction, which is subject to due diligence and the usual and customary conditions, is expected to close in December 2005. A copy of the press release appears as Exhibit 99.1 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS


(d) EXHIBITS

         99.1 Press release issued December 5, 2005 entitled "MM(2) Group To Acquire Nutraceutical Company"




                                        2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MM2 Group, Inc
                                     --------------------
                                     (Registrant)

Date:  December 5, 2005

                                     By: /s/ Mark Meller
                                         ------------------------------
                                         Mark Meller
                                         President, Chief Executive Officer
                                         And Chief Financial Officer



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                                INDEX OF EXHIBITS

99.1 Press release issued December 5, 2005 entitled "MM(2) Group To Acquire Nutraceutical Company"